                                                                   EXHIBIT 10.25

___________________________
AND WHEN RECORDED MAIL TO:             ------------               Recorded at the request of
Chicago Title 9748177SM C/I            __ Fee    45            Chicago, Title Insurance Company.
                                       HMF       37   108
Heller, _________, White & McAuliffe   MICRO      7                     JUN 02 1995
333 Bush Street                        RTCF      35
San Francisco, California 94104        LIEN                               1:00 AM
Attn: Carl 3, Johnson, Esq.            SMPF                         Brenda Davis.____________
                                       TC P__R              SANTA CLARA COUNTY, OFFICIAL RECORDS
                                       ------------

INSURED

                      DEED OF TRUST AND SECURITY AGREEMENT
                               AND FIXTURE FILLING

                                   Cover Sheet

Dated as of  May 31, 1995

                                    SUNNYVALE RESIDENCE ASSOCIATES, L.P.,
Trustor:                            a Kansas limited partnership

Trustor's                           8100 E. 22nd St. North, Bldg. 500
Notice Address:                     Wichita, Kansas 67226
                                    Attention: Jack P. DeBoer

                                    --------------------------------------------

Trustee:                            CHICAGO TITLE COMPANY

Trustee's                           110 West Taylor Street
Notice Address:                     San Jose, California 95110

                                    --------------------------------------------

                                    --------------------------------------------


Beneficiary:                        MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY.
                                    a Massachusetts corporation

Beneficiary's                       Vice President and Managing Director
Notice Address:                     Mortgage Portfolio Department
                                    Real Estate Investment Division
                                    1295 State Street
                                    Springfield MA 01111-0001

Note Amount:                        $ 15,140,000.00

                                    --------------------------------------------
State:                              California

Record Owner of the Land            Same as Trustor
(as defined herein):                            (Name)

                      DEED OF TRUST AND SECURITY AGREEMENT
                               AND FIXTURE FILING
                               TABLE OF CONTENTS

                                                                              Page
                                                                              ----
GRANTING CLAUSES ..........................................................     1

ARTICLE I --   Definition of Terms ........................................     2

ARTICLE II --  Covenants of Trustor .......................................     4

Section 2.01.  Payment of the Indebtedness ................................     4
Section 2.02.  Title to the Mortgaged Property ............................     4
Section 2.03.  Maintenance of the Mortgaged Property ......................     4
Section 2.04.  Insurance; Restoration .....................................     5
Section 2.05.  Condemnation ...............................................     7
Section 2.06.  Impositions ................................................     7
Section 2.07.  Deposits ...................................................     8
Section 2.08.  Mortgage Taxes .............................................     8
Section 2.09.  Loan Documents Authorized ..................................     9
Section 2.10.  Maintenance of Existence ...................................     9
Section 2.11.  Payments of Liens ..........................................     9
Section 2.12.  Costs of Defending and Upholding the Lien ..................     9
Section 2.13.  Costs of Enforcement .......................................     9
Section 2.14.  Interest on Advances and Expenses ..........................    10
Section 2.15.  Indemnification ............................................    10
Section 2.16.  Financial Statements; Records ..............................    10
Section 2.17.  Prohibition Against Conveyances and Encumbrances............    10
Section 2.18.  Estoppel Certificates ......................................    10
Section 2.19.  Assignment of Leases and Property Income ...................    11
Section 2.20.  Environmental Matters; Notice; Indemnity ...................    11
Section 2.21.  Environmental Matters; Remedial Work .......................    12
Section 2.22.  Environmental Matters; Inspection ..........................    12
Section 2.23.  Management .................................................    13

ARTICLE III -- Security Agreement .........................................    13

Section 3.01.  Warranties, Representations and Covenants of Trustor .......    13
Section 3.02.  Financing Statements .......................................    14
Section 3.03.  Addresses ..................................................    14

ARTICLE IV --  Default and Remedies .......................................    14

Section 4.01.  Events of Default ..........................................    14
Section 4.02.  Remedies ...................................................    15
Section 4.03.  General Provisions Regarding Remedies ......................    16

ARTICLE V --   Trustee ....................................................    18

Section 5.01.  Certain Actions of Trustee .................................    18
Section 5.02.  Reconveyance ...............................................    19
Section 5.03.  Trustee's Covenants and Compensation .......................    19
Section 5.04.  Substitution of Trustee ....................................    19
Section 5.05.  Resignation of Trustee .....................................    19
Section 5.06.  Ratification of Acts of Trustee ............................    19

                                                                              Page
                                                                              ----
ARTICLE VI --  Miscellaneous ..............................................    19

Section 6.01.  Notices ....................................................    19
Section 6.02.  Binding Obligations; Joint and Several .....................    19
Section 6.03.  Captions ...................................................    19
Section 6.04.  Further Assurances .........................................    20
Section 6.05.  Severability ...............................................    20
Section 6.06.  Trustor's Obligations Absolute .............................    20
Section 6.07.  Amendments .................................................    20
Section 6.08.  Other Loan Documents and Schedules .........................    20
Section 6.09.  Legal Construction .........................................    20
Section 6.10.  Merger .....................................................    20
Section 6.11.  Time of the Essence ........................................    21
Section 6.12.  Defeasance .................................................    21

Schedule A --  Description of Land

Schedule B --  Permitted Encumbrances

Rider --

                      DEED OF TRUST AND SECURITY AGREEMENT
                               AND FIXTURE FILING

THIS DEED OF TRUST AND SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust") is made as of May 31, 1995, by SUNNYVALE RESIDENCE ASSOCIATES, L.P., a Kansas limited partnership having an office at 8100 E. 22nd St. North, Building 500, Wichita, Kansas 67226 ("Trustor"), in favor of CHICAGO TITLE COMPANY, a having an office at 110 West Taylor Street, San Jose, California 95110 ("Trustee"), for the use and benefit of MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation having an office at 1295 State Street, Springfield, Massachusetts 01111 ("Beneficiary").

                                GRANTING CLAUSES

For good and valuable consideration and to secure the payment of an indebtedness in the principal sum of FIFTEEN MILLION ONE HUNDRED FORTY THOUSAND and C0/100 Dollars ($15,140,000.00) lawful money of the United States, to be paid according to that certain Promissory Note of even date herewith from Trustor to Beneficiary in said principal sum and by this reference made a part hereof (said Promissory Note, as the same may hereafter be amended, modified, consolidated or extended, the "Note"), together with all other obligations and liabilities due or to become due to Beneficiary, all amounts, sums and expenses paid hereunder by or payable to Beneficiary according to the terms hereof, and all other covenants, obligations and liabilities of Trustor under the Note, this Deed of Trust, the Assignment (hereinafter defined)* and any other instrument evidencing, securing or executed in connection with the loan evidenced by the Note (all of the foregoing instruments, collectively, the "Loan Documents"), and together with all interest on said indebtedness, obligations, liabilities, amounts, sums and expenses (all of the foregoing, collectively, the "Indebtedness"), Trustor has created in favor of Beneficiary a security interest in and has warranted, granted, bargained, sold, conveyed, assigned, pledged, transferred and set over, and does by these presents create in favor of Beneficiary a security interest in and WARRANT, GRANT, BARGAIN, SELL, CONVEY, ASSIGN, PLEDGE, TRANSFER AND SET OVER unto Trustee, as trustee for the benefit of Beneficiary, to its successors in the trust created by this Deed of Trust, and to its or their respective assigns forever, in trust, with all POWERS OF SALE and RIGHTS OF ENTRY AND POSSESSION and all STATUTORY RIGHTS AND COVENANTS in the State (hereinafter defined), the following property:

The parcel or parcels of land described in Schedule A attached hereto and by this reference made a part hereof (the "Land");

TOGETHER with the buildings, foundations, structures and improvements (including fixtures) now or hereafter located on or in the Land (collectively, the "Improvements");

TOGETHER with all right, title and interest, if any, of Trustor in and to the streets and roads, opened or proposed, aborting the Land, all strips and gores within or adjoining the Land, the air space and right to use the air space above the Land, all rights of ingress and egress to and from the Land, all easements, rights of way, reversions, remainders, hereditaments, and appurtenances now or hereafter affecting the Land or the Improvements, all royalties and rights and privileges appertaining to the use and enjoyment of the Land or the Improvements, including all air lateral support alley, drainage, water, oil, gas and mineral rights, all options to purchase or lease, and all other interests, estates or claims, in law or in equity, which Trustor now has or hereafter may acquire in or with respect to the Land or the Improvements (collectively, the "Appurtenances");

The Land the Improvements and the Appurtenances are hereinafter sometimes collectively referred to as the "Premises";

TOGETHER with all equipment, fittings, furniture, furnishings, appliances, apparatus, and machinery in which Trustor now or hereafter has a possessory or title interest and now or hereafter installed in the Premises and all building materials, supplies and equipment now or hereafter delivered to the Premises and intended to be installed therein; all fixtures, other goods and personal property of whatever kind and nature now contained on or in or hereafter placed on or in the Premises and used or to be used in connection with the letting or operation thereof,

* the FF&E Escrow Agreement of even date herewith between Trustor and Beneficiary ("FF&E Agreement") and all renewals or replacements of any of the foregoing property or articles in substitution thereof (collectively, the "Equipment");

TOGETHER with all right, title and interest of Trustor in and under all accounts, escrows, documents, instruments, chattel paper, and general intangibles, as the foregoing terms are defined in the Code (hereinafter defined), and all contract rights, franchises, books, records, plans, specifications, permits, licenses, approvals, actions and causes of action which now or hereafter relate to, are derived from or are used in connection with the Premises or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon** (collectively, the "Intangibles");

TOGETHER with all right, title and interest of Trustor in and under all leases, lettings, tenancies and licenses of the Premises or any part thereof now or hereafter entered into and all amendments, extensions, renewals and guaranties thereof, all security therefor, and all moneys payable thereunder (collectively, the "Leases");

TOGETHER with all rents, income, issues, profits, security deposits and other benefits to which Trustor may now or hereafter be entitled from the Premises, the Equipment or the Intangibles or under or in connection with the Leases*** (collectively, the "Property Income"); and

TOGETHER with al1 proceeds, judgments, claims, compensation, awards of damages and settlements with respect to or hereafter made as a result of or in lieu of any condemnation or taking of the Premises by eminent domain or any casualty loss of or damage to any of the Premises, the Equipment, the Intangibles, the Leases or the Property Income, all refunds with respect to the payment of property taxes and assessments, and all other proceeds of the conversion, voluntary or involuntary, of the Premises, the Equipment, the Intangibles, the Leases or the Property Income, or any part thereof, into cash or liquidated claims (collectively, the "Proceeds").

The Equipment, the Intangibles, the Leases, the Property Income and the Proceeds are hereinafter sometimes collectively referred to as the "Collateral." The Premises and the Collateral are hereinafter sometimes collectively referred to as the "Mortgaged Property."

TO HAVE AND TO HOLD the Mortgaged Property, with all the privi1eges and appurtenances to the same belonging, and with the possession and right of possession thereof, unto Trustee, as trustee for the benefit of Beneficiary, to its successors in the trust created by this Deed of Trust, and to its or their respective assigns forever, in trust, however, upon the terms and conditions set forth herein.

                                    ARTICLE I
                              Definition of Terms

     As used in this Deed of Trust, the terms set forth below shall have the fol1owing meanings:

     "Advances" -- All sums, amounts or expenses advanced or paid and all costs incurred by Trustee or Beneficiary, as provided in this Deed of Trust or in any other Loan Document, upon failure of Trustor to pay or perform any obligation or covenant contained herein or in such other Loan Document.

     "Appurtenances" -- See Granting Clauses.

     "Bankruptcy Proceeding" -- Any proceeding, action, petition or filing under the Federal Bankruptcy Code or any similar state __ federal law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts.

     "Beneficiary" -- Massachusetts Mutual Life Insurance Company, its successors and assigns (including any other holders from time to time of the Note).

     "Business Day" -- Any day other than a Saturday, Sunday or any other day on which national banks in the State are not open for business.

     "Code" -- The Uniform Commercial Code of the State.

*(See attached Rider)
**(See attached Rider)
***(See attached Rider)

     "Collateral" -- See Granting Clauses.

     "Default Rate" -- The per annum interest rate equal to the lessor of (i) the highest rate permitted by applicable law as of the date hereof or the date of any Advance hereunder, whichever is higher, to be charged on commercial mortgage loans, or (ii) the sum of three percent (3%) plus the greater of the Contract Rate (as defined in the Note) or the rate announced by Chemical Bank, New York, New York, as its prime rate as of the date of any Advance hereunder. If Chemical Bank is not then in existence or is not then announcing such rates, the prime rate as announced by any other major commercial bank, as determined by Beneficiary in its discretion, may be utilized in calculating the Default Rate.

     "Environmental Law" -- Any federal, state or local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Premises, including each of the following as to date or hereafter amended: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S)(S)9601-9657; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S)6901-6991i; the Toxic Substances Control Act, L5 U.S.C. (S)(S)2601-2629; the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C. (S)1251 et seq.: the Clean Air Act, 42 U.S.C. (S)7401 et seq.: and the Hazardous Materials Transportation Act, 49 U.S.C. (S)1301 et seq.

     "Equipment" -- See Granting Clauses.

     "Event of Default" -- Any one or more of the events described in Section 4.01.

     "Fiscal Year" -- * or such other fiscal year of Trustor as Trustor may select from time to time with the prior consent of Beneficiary.

     "Hazardous Substance" -- Any material, waste or substance which is:

     (i) included within the definitions of "hazardous substances," "hazardous materials," "toxic substances" or "solid waste" in or pursuant to any Environmental Law, or subject to regulation under any Environmental Law;

     (ii) listed in the United States Department of Transportation Optional Hazardous Materials Table, 49 C.F.R. (S)172101, as to date or hereafter amended, or in the United States Environmental Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as to date or hereafter amended; or

     (iii) explosive, radioactive, asbestos, a polychlorinated biphenyl, oil or a petroleum product.

     "Impositions" -- All taxes of every kind and nature, sewer rents, charges for water, for setting or repairing meters and for all other utilities serving the Premises, and assessments, levies, inspection and license fees and all other charges imposed upon or assessed against the Mortgaged Property or any portion thereof (including the Property Income), and any scamp or other taxes which might be required to be paid with respect to any of the Loan Documents, any of which might, if unpaid, result in a lien on the Mortgaged Property or any portion thereof, regardless of to whom assessed.

     "Indebtedness" -- See Granting Clauses.

     "Intangibles" -- See Granting Clauses.

     "Land" -- See Granting Clauses.

     "Late Charge" -- See definition set forth in the Note.

     "Leases" -- See Granting Clauses.

     "Loan Documents" -- See Granting Clauses.

* (See attached Rider)

     "Mortgage Property" -- See Granting Clauses

     "Note" -- See Granting Clauses.

     "Permitted Encumbrances" -- The liens and security interest created by this Deed of Trust and the other Loan Documents and those exceptions to title set forth in Schedule B, to this Deed of Trust.

     "Premises" -- See Granting Clauses.

     "Proceeds" -- See Granting Clauses.

     "Property Income" -- See Granting Clauses.

     "State" -- The State or Commonwealth in which the Land is situated.

     "Trustee" -- The party or parties identified and defined as Trustee on the Cover Sheet and in the preamble of this Deed of Trust, and its or their respective successors in the trust created by this Deed of Trust, and its or their respective assigns.

     "Trustor" -- The party or parties identified and defined as Trustor on the Cover Sheet and in the preamble of this Deed of Trust, any subsequent owner of the Mortgaged Property, and its or their respective heirs, executors, lega1 representatives, successors and assigns.

                                   ARTICLE II
                              Covenants of Trustor

     Trustor covenants, warrants, represents and agrees with and to Trustee and Beneficiary as follows:

     Section 2.01. Payment of the Indebtedness. Trustor shall punctually pay the Indebtedness at the times and in the manner provided in the Note and the other Loan Documents, all in lawful money of the United States of America.

     Section 2.02. Title to the Mortgaged Property. (a) Trustor has fee simple title (or such lesser estate therein as may be specified in Schedule A) to the Premises and good indefeasible title to the balance of the Mortgaged Property, free and clear of liens and encumbrances except Permitted Encumbrances.

          (b) Trustor has full power and lawful authority to encumber the Mortgaged Property in the manner and form herein set forth.

          (c) This Deed of Trust is and will remain a valid and enforceable lien on and security interest in the Mortgaged Property.

          (d) Trustor will preserve such title and will forever warrant and defend the same and the validity and priority of the lien hereof to Trustee and Beneficiary against all claims whatsoever.

     Section 2.03. Maintenance of the Mortgaged Property. Trustor shall maintain the Mortgaged Property in good condition, working order and repair, comply with all laws, ordinances, and regulations of any governmental authority claiming jurisdiction over the Mortgaged Property, and comply with the requirements of any governmental authority claiming jurisdiction over the Mortgaged Property within 30 business days (or less if the order so requires) after an order containing such requirement has been issued by any such authority. Trustor shall permit Beneficiary to enter upon and inspect the Mortgaged Property without prior notice at all reasonable hours. Trustor shall not, without the prior consent of Beneficiary, (a) change the use of the Premises or cause or permit the use or occupancy of any part of the Premises to be discontinued if such discontinuance would violate any zoning or other law, ordinance or requisition;
(b) consent to any zoning reclassification, modification or restriction affecting the Premises; (c) threaten, commit or permit any waste, structural or material alteration ** demolition or removal of the Mortgaged Property or any portion thereof (provided that articles of personal property included within the Collateral may be removed if replaced with similar items of equal or greater value); or (d) take any steps whatsoever to convert the Mortgaged Property, or any portion thereof, to a condominium or cooperative form of ownership. No provision of this Section 2.03 shall prohibit Trustor from undertaking and completing tenent improvement work authorized under Leases previously approved by Beneficiary or not requiring Beneficiary's prior approval.

*    business
**  (See attached Rider)

     Section 2.04. Insurance Restoration. (a) Trustor shall keep the improvements insured against damage by fire and the other hazards covered by an all risk coverage insurance policy for the full insurable value thereof (which shall mean the full repair and replacement value thereof without reduction for depreciation or co-insurance and in no event less than the outstanding Indebtedness), and against loss of rents in an amount not less then 12 months' rental income from all Leases. Trustor shall also carry such other insurance, and in such amounts, as Beneficiary may from time to time reasonably require, against insurable risks which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the availability of insurance and to the type of construction, location, utilities, use and occupancy of the Premises or any replacements or substitutions therefor. Such additional insurance may include flood, earthquake, demolition and contingent liability from the operation of "nonconforming" improvements on the Premises, and shall be obtained within 10 days after demand by Beneficiary. Otherwise, Trustor shall not obtain any separate or additional insurance which is contributing in the event of loss, unless it is properly endorsed and otherwise satisfactory to Beneficiary in all respects. The Proceeds of insurance paid on account of any damage to or destruction of the Premises or any portion thereof shall be paid over to Beneficiary to be applied as hereinafter provided.

                              (See attached Rider)

          (b) Trustor shall also maintain public liability insurance with respect to the Premises against personal injury, death and property damage, with limits of liability in amounts satisfactory to Beneficiary in its sole discretion.

          (c) All insurance policies required pursuant to this Deed of Trust shall be endorsed to name Beneficiary as an insured thereunder, as its interest may appear with loss payable to Beneficiary, without contribution, under a long-form, non-contributory mortgage clause, or otherwise endorsed as Beneficiary may reasonably require. All such insurance policies and endorsements shall be fully paid for and contain such provisions and expiration dates and be in such form and issued by such insurance companies licensed to do business in the State, with a rating of "A-X" or better as established by Best's Rating Guide or an equivalent rating with such other publication of a similar nature as shall be in current use, as shall be approved by Beneficiary. Without limiting the foregoing, each policy shall provide that such policy may not be cancelled or materially change except upon 30 days prior written notice of intention of non-renewal, cancellation or material change to Beneficiary, and that no act or thing done by Trustor or Beneficiary shall invalidate the policy as against Beneficiary. If Trustor fails to maintain insurance in compliance with this Deed of Trust, Beneficiary may (but shall not be obligated to) obtain such insurance and pay the premium therefor and Trustor shall reimburse Beneficiary or demand for all such Advances. Trustor shall deliver all original policies, or copies thereof certified by the insurance company or authorized agent as being true copies, to Beneficiary together with all endorsements required hereunder. Notwithstanding anything to the contrary contained herein or in any provision of law, the Proceeds of insurance policies coming into the possession of Beneficiary shall not be deemed trust funds and Beneficiary shall be entitled to dispose of such Proceeds as hereinafter provided.

          (d) In the event of any damage to or destruction of the Premises, Trustor shall give prompt written notice to Beneficiary and shall promptly commence and diligently continue to completion the repair, restoration and rebuilding of the Premises so damaged or destroyed in full compliance with all legal requirements and with the provisions of Section 204(f)(i) below, and free and clear from any and all liens and claims. Such repair, restoration and rebuilding of the Premises are sometimes hereinafter collectively referred to as the "Work" Trustor shall not adjust, compromise or settle any claim for insurance proceeds without the prior consent of Beneficiary. Beneficiary, shall have the option in its sole discretion to apply any insurance Proceeds it may receive pursuant to this Deed of Trust (less any cost to Beneficiary of recovering and paying out such Proceeds, including reasonable attorneys' (fees) to the payment of the Indebtedness, or to allow all of a portion of such Proceeds to be used for the Work. If any insurance Proceeds are applied to reduce the Indebtedness, Beneficiary shall apply the same, without any prepayment fee, in the following order:

          (i)  first, to the payment of interest due on any Advances;

          (ii) next, to the principal amount of any Advances;

          (iii) next to any Late Charges (as provided is the Note);

          (iv) next, to accrued interest than due under the Note; and

          (v) finally, to the unpaid principal balance of the Note (in the inverse order of maturity of principal installments thereof).

          (e) Notwithstanding the provisions of Section 2.04(d) above, if in Beneficiary's reasonably the cost of the Work shall not exceed 50 percent of the then outstanding principal balance of the Note, then Beneficiary shall upon request by Trustor, permit Trustor to use the Proceeds for the Work (subject to the provisions of, and less Beneficiary's costs described in, Section 2.04(f) below), so long as:

          (i)  no Event of Default shall then exist:

          (ii) the original Trustor named herein continues to be the owner of the Mortgaged Property;

          (iii) the contemplated Work can be completed within 12 months from the date of the damage to or destruction of the Premises;

          (iv) none of the Leases in effect immediately prior to the damage or destruction shall have been cancelled or terminated nor shall any such Leases contain any still exercisable right to cancel, as a result of such damage or destruction;

          (v) all sums necessary to effect the Work over and above any available Proceeds shall be at the sole cost and expense of Trustor and at Beneficiary's request, Trustor shall deposit such additional amounts, as estimated by Beneficiary in its sole discretion, with Beneficiary prior to commencing any Work;

          (vi) at all times during any such Work Trustor shall maintain, at its sole cost and expense, workers' compensation and public liability insurance in amounts satisfactory to Beneficiary and in accordance with the provisions of this Section 2.04;

          (vii) any unexpanded Proceeds shall be applied to the reduction of the Indebtedness;

                              (See attached Rider)

          (f) If any insurance Proceeds are used for the Work then such Proceeds shall be held by Beneficiary and shall be paid out from time to time to Trustor as the Work progresses (less any* cost to Beneficiary of recovering and paying out such Proceeds, including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor), subject to each of the following conditions:

          (i) If the Work is structural or if the cost of the Work is reasonably estimated to exceed Seventy-Five Thousand Dollars ($ 75,000), the Work shall be conducted under the supervision of a certified and registered architect or engineer. Before Trustor commences any Work, other than temporary work to protect property or prevent interference with business, Beneficiary shall have approved the plans and specifications for the Work, which approval shall not be unreasonably withheld or delayed, it being nevertheless understood that such plans and specifications shall provide for Work so that, upon completion thereof, the Premises shall be at least equal in value and general utility to the Premium prior to the damage or destruction.

          (ii) Each request for payment shall be made on not less than seven Business Days prior notice to Beneficiary and shall be accompanied by a certificate of the architect or engineer in (i) above (or a certificate given by Trustor if no architect or engineer is so required) stating (A) that all of the Work completed has been done in compliance with the approved plans and specifications, if required under (i) above, (B) that the sum requested is jointly required to reimburse the Trustor for payments by Trustor, or is jointly due to the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by Beneficiary does not exceed the value of the Work done to the date of such certificate, (C) if the sum requested is to cover payment relating to repair and restoration of personal property required or relating to the Premises, that title to the personal property items covered by the request for payment is vested in Trustor, and (D) that the amount of such Proceeds remaining in the hands of Beneficiary will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as Beneficiary may require an estimate of the cost of such completion). Additional1y, each request for payment shall contain a statement signed by Trustor approving both the Work done to date and the Work covered by the request for payment in question.

          (iii) Each request for payment shall be accompanied by waivers of lien satisfactory to Beneficiary covering that part of the Work for which payment or reimbursement is being requested and, if required by Beneficiary, a search prepared by a title company or licensed abstractor, or by other evidence satisfactory to Beneficiary that there has not been filed with respect to the Premises any mechanics' or other lien or instrument for the retention of title relating to any part of the Work not discharged of record. Additionally, as to any personal

* cut-of-pocket

     __________________ payment Beneficiary shall be _____________ with evidence of payment therefor and such further evidence satisfactory to assure Beneficiary of its valid first lien on the personal property.

          (iv) Beneficiary shall have the right to inspect the Work at all reasonable times and may condition any disbursement of Proceeds upon the satisfactory completion, as determined in Beneficiary's sole discretion of any portion of the work for which payment or reimbursement is being requested. Neither the approval by Beneficiary of the plans and specifications for the Work nor the inspection by Beneficiary of the Work shall make Beneficiary responsible for the preparation of such plane and specifications or the compliance of such plans and specifications, or of the Work, with any applicable law, regulation, ordinance, covenant or agreement.

          (v) Proceeds shall not be disbursed more frequently than every 30 days.

          (vi) Any request for payment made after the Work has been completed shall be accompanied by a copy or copies of any certificate or certificates required by law to render occupancy and full operation of the Premises legal.

          (vii) Upon completion of the Work and payment in fu11 therefor, or upon any failure on the part of Trustor to promptly commence the Work or to proceed diligently and continuously to completion of the Work. Beneficiary may apply any such Proceeds it then or thereafter holds to the payment of the Indebtedness; provided, however, that Beneficiary sha11 be entitled to apply at any time all or any portion of insurance Proceeds it then holds to the curing of any Event of Default under this Deed of Trust, the Note or any other Loan Document.

     Notwithstanding any other provision of this Section 2.04, if in Beneficiary's reasonable judgment the cost of the Work is less than $75,000 and such Work can be completed in less than 30 days, then Beneficiary shall, upon request by Trustor, permit Trustor to apply for and receive the insurance Proceeds directly from the insurer (and Beneficiary shall advice the insurer to pay over such Proceeds directly to Trustor), provided that Trustor shall apply such insurance Proceeds solely to the prompt and diligent commencement and completion of such Work.

          (g) In the event of the foreclosure of this Deed of Trust or other transfer of title to or assignment of the Mortgaged Property in extinguishment of the Indebtedness in whole or in part, al1 right, title and interest of Trustor in and to all policies of insurance required by this Deed of Trust and any insurance Proceeds shall insure to the benefit of and pass to Beneficiary or any purchaser or transferee of the Mortgaged Property.

          (h) Trustor hereby irrevocably appoints Beneficiary its attorney-in-fact, coupled with an interest, to settle any insurance claims, to obtain insurance Proceeds, and to endorse any checks, drafts or other instruments representing any insurance Proceeds whether payable by reason of loss thereunder or otherwise.

     Section 2.06. Condemnation. Trustor shall notify Beneficiary immediately of the pendency of any proceedings for the condemnation or taking of the Premises or any portion thereof. Beneficiary may participate in such proceedings, and Trustor shall deliver to Beneficiary all instruments requested by Beneficiary to permit such participation. Beneficiary is hereby irrevocably appointed as Trustor's attorney-in-fact, coupled with an interest, with exclusive power to col1ect, receive and retain the Proceeds of any such condemnation and to make any compromise or settlement in connection with such proceedings, subject to the provisions of this Deed of Trust. Trustor shall not adjust, compromises, settle or enter into any agreement with respect to such proceedings without the prior consent of Beneficiary. All Proceeds of any condemnation, or purchase in lieu thereof, of the Premises or any portion thereof are hereby assigned to and shall be paid to Beneficiary. Trustor hereby authorises Beneficiary to collect and receive such Proceeds, to give proper receipts end acquittances therefor and, in Beneficiary's sole discretion, to apply such Proceeds (less any cost to Beneficiary of recovering and paying out such Proceeds, including reasonable attorneys' fees and costs allocable to inspecting any repair, restoration or rebuilding work and the plans and specifications therefor) toward the payment of the Indebtedness or to the repair, restoration or rebuilding of the Premises in the manner and subject to the conditions set forth in Section 2.04(f). If the Proceeds are used to reduce the Indebtedness, they shall be applied in the order provided in Section 2.04(d), without any prepayment fee. Trustor shall promptly execute and deliver all instruments requested by Beneficiary for the purpose of confirming the assignment of the condemnation Proceeds to Beneficiary.

     Section 2.06. Impositions. (a) Trustor shall pay end discharge all Impositions prior to delinquency and shall furnish to Beneficiary validated receipts or other evidence satisfactory to Beneficiary showing the payment of such Impositions within 15 days after the same would otherwise have become delinquent. Trustor's obligation to pay Impositions pursuant to this Deed of Trust shall include, to the extent permitted by applicable law, taxes resulting

_____________________________________ Trustee or Beneficiary an obligation to pay ______________________________ taxes or other Impositions or which otherwise adversely affect Trustee's or Beneficiary's interests should Trustor default in the payment of any Impositions, Beneficiary may (but shall not be obligated to) pay such Impositions of any portion thereof and Trustor shall reimburse Beneficiary on demand for all such Advances.

          (b) Trustor shall not be required to pay, discharge or remove any Imposition so long as Trustor contests in good faith such Imposition of the validity, applicability or amount thereof by an appropriate legal proceeding which operates to prevent the collection of such amounts and the sale of the Mortgaged Property or any portion thereof: provided, however, that prior to the date on which such Imposition would otherwise have become delinquent Trustor shall have (i) given Beneficiary prior notice of such contest and (ii) deposited with Beneficiary, and shall deposit such additional amounts as are necessary to keep on deposit at all times, an amount equal to at least 110 per cent of the total of (A) the balance of such Imposition then remaining unpaid and (B) all interest, penalties, costs and charges accrued or accumulated thereon. Any such contests shall be prosecuted with due diligence, and Trustor shall promptly pay the amount of such Imposition as finally determined, together with all interest and penalties payable in connection therewith. Beneficiary shall have full power and authority to apply any amount deposited with Beneficiary under this Section 2.06(b) to the payment of any unpaid Imposition to prevent the sale or forfeiture of the Mortgage Property for non-payment thereof. Beneficiary shall have no liability, however, for failure to so apply any amount deposited unless Trustor requests the application of such amount to the payment of the particular Imposition for which such amount was deposited. Any surplus retained by Beneficiary after payment of the Imposition for which a deposit was made shall be repaid to Trustor unless an Event of Default shall have occurred under the provisions of this Deed of Trust, in which case said surplus may be retained by Beneficiary to be applied to the Indebtedness. Notwithstanding any provision of this Section 2.06(b) to the contrary, Trustor shall pay any Imposition which it might otherwise be entitled to contest if, in the reasonable opinion of Beneficiary, the Mortgaged Property is in jeopardy or in danger of being forfeited or foreclosed. If Trustor refuses to pay any such Imposition, Beneficiary may (but shall not be obligated to) make such payment and Trustor shall reimburse Beneficiary on demand for all such Advances.

     Section 2.07. Deposits. Upon request from Beneficiary, Trustor shall deposit with Beneficiary (or with its designated mortgage loan correspondent or such other agent of Beneficiary as Beneficiary may designate in writing to Trustor from time to time), monthly, on the due date of each monthly installment under the Note, 1/12th of the annual charges (as estimated by Beneficiary) for Impositions with respect to the Mortgaged Property. If required by Beneficiary, Trustor shall also deposit with Beneficiary, simultaneously with such monthly deposits and/or the execution Deed of Trust, a sum of money which together with such monthly deposits will be sufficient to make the payment of each such charge at least 30 days prior to the date initially due. Should such charges not be ascertained, the time any deposit is required to be made, the deposit shall be made on the basis of the charges for the year or payment period, as reasonably estimated by Beneficiary. When the charges are fixed for the then current year or period, Trustor shall deposit any deficiency on demand. All funds deposited with Beneficiary (or correspondent or other agent) shall be held without interest (unless the payment of interest thereon is required by Applicable law), may be commingled with other funds, and shall be applied in payment of the foregoing when and as payable provided that no event of Default shall have occurred. Should an Event of Default occur, funds so deposited may be applied in payment of the charges for which such funds shall have been deposited, to the payment of the Indebtedness or any other charges affecting the Mortgaged Property, as Beneficiary in its sole discretion may determine, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by Beneficiary as herein provided. Trustor shall furnish Beneficiary with all other documents necessary for the payment of the foregoing charges at least 15 days prior to the date or each payment thereof shall first become due.

                              (See attached Rider)

     Section 2.08. Mortgage Taxes. Trustor shall pay any and all taxes, charges, filing, registration and recording law fees, excises and levies imposed upon Trustee or Beneficiary by reason of their respective interests in, or by amounts payable under, the Note, this Deed of Trust or any other Loan Document (other than income,franchise and doing business taxes), and shall pay all stamp taxes and other taxes required to be paid on the Note and other Loan Documents. If Trustor fails to make such payment within five days after notice thereof from Beneficiary, Beneficiary may (but shall not be obligated to) pay the amount due, and Trustor shall reimburse Beneficiary on demand for all such Advances. If applicable law prohibits Trustor from paying such taxes, charges, filing, registration and recording fees, excises, levies, stamp taxes or other taxes, then Beneficiary may declare the Indebtedness unpaid to be immediately due and payable. In such event, no prepayment fee shall be charged.

     Section 2.09. Loan Documents Authorized. (a) The execution and delivery of this Deed of Trust and the other Loan Documents have been duly authorized and there is no provision in Trustor's organizational documents, as amended, requiring further consent for such action by any other person or entity.

          (b) Trustor is duly organized, validly existing and in good standing under the laws of the formation.

          (c) Trustor has all necessary franchises, licenses, authorizations, registrations, permits and full power and authority to own and operate its properties, including the Mortgaged Property, and as business as now conducted in each jurisdiction where Trustor conducts its business.

          (d) The execution and delivery of and performance of its obligations under the Loan Documents not result in Trustor's being in default under any provision of its organizational documents, as amended order, or any mortgage or other agreement to which it is a party and (ii) do not require the consent of with any governmental authority.

          (e) All due partnership and corporate action has been taken to make and constitute the Loan Documents, and the Loan Documents constitute legal, valid and binding obligations enforceable in accordance respective terms, subject to the application of bankruptcy and other laws affecting the rights of creditor

          (f) The Mortgaged Property is in compliance with all provisions of all zoning, subdivision environmental traffic, fire, building, and occupational safety and health rules, regulations, codes, acts and laws to which it is subject.

     Section 2.10. Maintenance of Existence. So long as it owns the Mortgaged Property, Trustor shall ___ necessary to preserve and keep in full force and effect its existence, franchises, licenses, authorizations, repermits and approvals under the laws of the state of its formation and the State, and shall comply with all rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to Trustor or the Mortgaged Property or any portion thereof.

     Section 2.11. Payment of Liens. Trustor shall pay when due all payments and charges due in connection with any liens and encumbrances on and security interests in the Mortgaged Property or any thereof all rents and charges under any ground leases and other leases forming a part of the Mortgaged and all claims and demands of mechanics, materialman, laborers and others which, if unpaid might permit the creation of a lien on the Mortgaged Property or any portion thereof and shall cause the payment in no event later than 30 days after imposition), full and unconditional discharge of all liens imposed or the Mortgaged Property or any portion thereof. Trustor shall do or cause to be done, at the sole cost everything necessary to fully preserve the initial priority of the lien of this Deed of Trust. If Trustor fails to make any such payment or if a lien attaches to the Mortgaged Property or any portion thereof, Beneficiary shall not be obligated to) make such payment or discharge such lien and Trustor shall reimburse Beneficiary on demand for all such Advances.

     Section 2.12. Costs of Defending and Upholding the Lien. Beneficiary and, to the extent authorized by Beneficiary. Trustee may, after notice to Trustor,
(a) appear in and defend any action or proceeding, in and on behalf of Trustee, Beneficiary or Trustor, in which Trustee or Beneficiary is named or which in its sole discretion determines may adversely affect the Mortgaged Property, this Deed of Trust, the or any other Loan Document and (b) institute any action or proceedings which Beneficiary in its sole determines should be instituted to protect the interest or rights of Beneficiary or Trustee in the Mortgaged or under this Deed of Trust or any other Loan Document. Trustor agrees to bear and shall pay or reimburse and Beneficiary on demand for all Advances and expenses (including reasonable attorney' fees) relating to by Trustee or Beneficiary in connection with any such action or proceeding.

     Section 2.13. Costs of Enforcement. Trustor agrees to bear and shall reimburse Trustee on demand for all Advances and expenses (including reasonable attorneys' and appraisers' fees and reasonable fees of any receiver or similar official) of or incidental to the collection of the Indebtedness, foreclosure of this Deed of Trust or any other Loan Document, any enforcement, compromise or settlement or the Deed of Trust, any other Loan Document or the Indebtedness, or any defense or assertion of the right of Trustee or Beneficiary in respect of any thereof, by litigation or otherwise.

     Section 2.14. Interest on Advances and Expenses. All Advances made and reasonable expenses incurred any time by Trustee or Beneficiary pursuant to the provision of this Deed of Trust or the other Loan Documents or under applicable law sha11 be secured by the Deed of Trust as part of the Indebtedness, with equal priority. All such Advances and expenses shall bear interest at the Default Rate, payable on demand from that each such Advance or expense is made or incurred to the date of reimbursement.

     Section 2.15. Indemnification. Trustor shall indemnify and hold Trustee and Beneficiary and their respective directors, officers, employees and agents harmless from and Against and reimburses them for all claims, suits liabilities, losses, damages, judgments, penalties, costs and expenses (including reasonable attorneys' fees and paid in settlement) which may be imposed upon, asserted against, or incurred or paid by any of them (a) by or of on account of or in connection with any act or occurrence relating to the Mortgaged Property or as injury, death, other personal injury or property damage occurring in, upon or in the vicinity of the premises by any cause whatsoever, (b) as a result of the failure of Trustor to perform any of its obligations under a Loan Documents, or
(c) on account of any transaction otherwise arising out of or in any way connected Mortgaged Property, this Deed of Trust or the Indebtedness. The foregoing Section 2.15(b) shall, however, _________ to the limitations on Trustor's liability provided for in Section 4.03(I) and applied as written with the exception that references therein to "indemnity" shall mean and refer only to any environmental Indemnity, remedies under any Environmental Laws, and any other specific indemnity provided for in a Loan Document or this Deed of Trust.

     Section 2.16. Financial Statements Records. Trustor shall deliver to Beneficiary, within 105 days, after of each Fiscal Year of Trustor, (a) complete financial statements of Trustor, (b) a detailed statement of loss with respect to the operation of the Premises, setting forth in comparative form the figures for the current and previous Fiscal Years, all in reasonable detail and certified as complete and correct by Trustor. Upon the occurrence of an Event of Default, at Beneficiary's option such annual final operating statements with respect to Trustor and the Premises shall be certified by an independent certified accountant, at Trustor's expense and Trustor shall de1iver to Beneficiary such additional interim financial act and reports as Beneficiary may reasonably require. Beneficiary and its agents shall have the right to inspect and make copies of Trustor's a books and records with respect to the Mortgaged Property at all reasonable times.

                              (See attached Rider)

     Section 2.17. Prohibition Against Conveyances and Encumbrances. Except with the prior consent of Beneficiary, Trustor shall not and shall not permit others to convey, assign, sell, mortgage, encumber, hypothecate, grant a security interest in, grant options with respect to, or otherwise dispose of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or for all or any portion of any legal or beneficial interest (a) in all or any portion of the Mortgaged Property or (b) in the stock of any corporation which is either Trustor or a beneficial owner of all or any portion of the Mortgaged Property; (c) in Trustor (or any trust of which Trustor is a trustee); or (d) if Trustor is a corporation or general partnership, joint venture, trust, nominee trust, tenancy in common or other unincorporated business association or form of ownership, in any person, firm or entity having a direct or indirect legal or ownership interest in Trustor, including any Legal or beneficial interest in any general partner of Trustor general partner of any general partner of Trustor. Any such transfer or encumbrance to which Beneficiary must be to a United States citizen or an entity owned or controlled by United States citizen. Beneficiary's consent under this
Section 2.17 shall be on a form previously approved by Beneficiary and accompanied by the payment of Beneficiary's standard processing fee for such transactions, and Beneficiary's consent to any of the foregoing actions, if given (in Beneficiary's sole discretion), may be conditioned upon a change in the interest rate, maturity date, amortization period or other terms under the Note, the payment of a transfer fee and/or any other requirements of Beneficiary. In addition to the standard processing fee or transfer fee referred to in this Section 2.17, Trustor agrees to bear and shall pay or reimburse Beneficiary for all reasonable expenses (including reasonable attorneys' fees, title search costs, and title insurance and premiums) incurred by Beneficiary in connection with the review, approval and documentation of transaction.

                              (See attached Rider)

     Section 2.18. Estoppel Certificates. Within 10 Business Days of a request by Beneficiary, Trustor shall provide to beneficiary a duly acknowledged written statement confirming the amount of the outstanding indebtedness terms of payment and maturity date of the Note, the date to which interest has been paid and whether any defenses exist against the Indebtedness. If any such defenses are alleged to exist, they shall be set forth in detail.

     Section 2.19. Assignment of Leases and Property Income.

          (a) Trustor hereby absolutely and unconditionally assigns and transfers to Beneficiary the Leases and the Property Income. Trustor shall not otherwise assign, transfer or encumber in any manner the Leases or the Property Income or any portion thereof. Trustor shall have a license to collect and use the Property Income as the same becomes due and payable so long as no Event of Default has occurred, but may not collect any Property Income more than 30 days in advance of the date the same becomes due. The assignment in this Section 2.19 shall constitute an absolute and present assignment of the Leases and the Property Income, and not an assignment for security, and the existence or exercise of the Trustor's conditional license to collect Property Income shall not operate to subordinate this assignment to any subsequent assignment. The exercise by Beneficiary of any of its rights or remedies under this Section 2.19 shall not be deemed or construed to make Beneficiary a mortgagee-in-possession.

          (b) Trustor shall perform all obligations as lessor under all Leases and shall not take any action which would cause any Lease to cease to be in full force and affect. Except with the prior consent of Beneficiary. Trustor shall not (i) cancel, terminate, surrender, sublet or assign any Lease or consent to any cancellation, termination, surrender, subletting or assignment thereof; (ii) amend, modify or subordinate any Lease; (iii) enter into any new Lease (except as permitted in Section 2.19(c) below); (iv) waive any default under or branch of any Lease; (v) consent to or accept any prepayment or discount of rent or advance rent under any Lease; or (vi) take any other action in connection with any Lease which may impair or jeopardize the validity of such Lease or the Beneficiary's interest therein.

          (d) In addition to the foregoing, Trustor shall comply with all terms and provisions of the Assignment.

     Section 2.20. Environmental Matters; Notice; Indemnity.

          (a) /* Trustor has not installed, used, generated, manufactured, produced, stored, released, discharged or disposed of on, under or about the Premises, or transported to or from any portion of the Premises, any Hazardous Substance or allowed any other person or entity to do so, except under conditions permitted by applicable Environmental Laws.

          (b) Trustor shall not install, use, generate, manufacture, produce, store, release, discharge or dispose of on, under or about the Premises, or transport to or from any portion of the Premises, any Hazardous Substance or allow any other person or entity to do so, except under conditions permitted by applicable Environmental Laws.

          (c) Trustor shall keep and maintain the Premises is compliance with, and shall not cause or permit the Premises to be in violation of, applicable Environmental Laws.

          (d) Trustor shall promptly provide notice to Beneficiary of:

          (i) any proceeding, investigation or inquiry commenced by any governmental authority with respect to the presence of any Hazardous Substances on, under or about the Premises or the migration of any Hazardous Substance to or from adjoining property;

          (ii) all claims made or threatened by any person or entity against Trustor, any other party occupying the Premises or any portion thereof, or the Premises, re1ating to any loss or injury allegedly resulting from any Hazardous Substance; and

          (iii) the discovery of any occurrence or condition on the Premises or on any real property adjoining or in the vicinity of the Premises, of which Trustor becomes aware, which might cause the Premises or any portion thereof to be in violation of any Environmental Law or subject to any restriction on ownership, occupancy, transferability or under any Environmental Law (collectively, an "Environmental Violation").

* (See attached Rider)

          (e) Beneficiary and to the extent authorized by Beneficiary, Trustee may join and participate in, as a party if Beneficiary so determines, any 1egal or administrative proceeding or action concerning the Premises under any Environmental Law, Trustor agrees to bear and shall pay or reimburse Trustee and Beneficiary on demand for all Advances and expenses (including reasonable attorney's fees) relating to or incurred by Trustee of Beneficiary in connection with any such action or proceeding.

          (f) Trustor shall indemnify and hold Trustee and Beneficiary and their respective directors, officers, employees and agents harmless from and against any and all claims, demands, liabilities, loans, damages, judgments, penalties, costs and expenses (including reasonable attorneys' fees) directly or indirectly arising out of or attributable to the installation, use, generation, manufacture, production, storage, release threatened release, discharge disposal or presence of a Hazardous Substance on, under or about the Premises or any portion thereof including (i) all foreseeable consequential damages, (ii) the costs of any required or necessary repair, cleanup or detoxification, and
(iii) the costs of the preparation and implementation of any closure, remedial or other required plans. This indemnity shall survive the satisfaction, release or extinguishment of the lien of this Deed of Trust including any extinguishment of such lien by foreclosure or deeds in lieu thereof.

                              (See attached Rider)

     Section 2.21. Environmental Matters, Remedial Work. (a) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (collectively, the "Remedial Work") is required, reasonably necessary or desirable under any applicable Environmental Law because of or in connection with the current or future presence, suspected presence, release or suspected release of Hazardous Substance into the air, soil, ground water, surface water, or soil vapor on, under or about the Premises or any portion thereof. Trustor shall promptly commence and diligently prosecute to completion all such Remedial Work. In, all events, such Remedial Work shall be commenced within 45 days after any demand therefore by Beneficiary or such shorter period as may be required under any applicable Environmental Law.

          (b) All Remedial Work shall be performed by contractors, and under the supervision of a consulting engineer, each approved in advance by Beneficiary. All costs and expenses of such Remedial Work and Beneficiary's monitoring or review of such Remedial Work (including reasonable attorneys' fees) shall be paid by Trustor. If Trustor does not timely commence and diligently prosecute to completion the Remedial Work, Beneficiary may (but shall not be obligated to) cause Remedial Work to be performed. Trustor agrees to bear and shall pay or reimburse Beneficiary on demand for all Advances and expenses (including reasonable attorneys' fees) relating to or incurred by Beneficiary in connection with monitoring, reviewing or performing any Remedial Work.

          (c) Except with Beneficiary's prior consent, Trustor shall not commence any Remedial Work or enter into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or Environmental Laws which might, in Beneficiary's sole judgment impair the value of Beneficiary's security hereunder. Beneficiary's prior consent shall not be required, however, if the presence or threatened presence of Hazardous Substances on, under or about the Premises poses an immediate threat to the health, safety or welfare of any person or is of such a nature that an immediate remedial response is necessary, and it is not possible to obtain Beneficiary's prior consent. In such event Trustor shall notify Beneficiary as soon as practicable of any action taken.

     Section 2.22. Environmental Matters; Inspection. (a) Beneficiary shall have the right at all reasonable times to enter upon and inspect all or any portion of the Premises, provided that such inspections shall not unreasonably interfere with the operations of the tenants of the Premises. Beneficiary may select a consulting engineer to conduct and prepare reports of such inspections. The inspection rights granted to Beneficiary in this Section 2.22 shall be in addition to, and not in limitation of any other inspection rights granted to Beneficiary in this Deed of Trust, and shall expressly include the right to conduct soil borings and other customary environmental tests, assessments and audits.

          (b) Trustor agrees to bear and shall pay or reimburse Beneficiary on demand for all Advances and expenses (including reasonable attorneys' fees) relating to or incurred by Beneficiary in connection with the inspections and reports described in this section 2.22 in the following situations:

          (i) If Beneficiary has reasonable grounds to believe, at the time any such inspection is ordered, that there exists to Environmental Violation or that a Hazardous Substance is present on, under or about the Premises or is migrating to or from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Document;

          (ii) if any such inspection reveals an Environmental Violation or that a Hazardous Substance is present on, under or about the Premises or is migrating to or from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Documents or

          (iii) if an Event of Default exists at the time any such inspection in ordered.

                              (See attached Rider)

                                  ARTICLE III
                               Security Agreement

     Section 3.01. Warranties, Representations and Covenants of Trustor. Trustor covenants, warrants, represents and agrees with and to Trustee and Beneficiary as follows:

          (a) This Deed of Trust constitutes a security agreement under the Code and serves as a fixture filing in accordance with the Code. This Deed of Trust creates a security interest in favor or Beneficiary as secured party under the Code with respect to all property (specifically including the Collateral) included in the Mortgaged Property which is covered by the Code. The mention of any portion of the Mortgaged Property in a financing statement filed in the records normally pertaining to personal property shall not ______ from or impair in any manner the intention of Trustor, Trustee and Beneficiary hereby declared that all items of collateral described in this Deed of Trust are part of the real properly encumbered hereby to the fullest extent permitted by law, regardless of whether any such item is physically attached to the Improvements or whether serial numbers are used for the better identification of certain items. Specifically, the mention in any such financing statement of (i) the rights in or the Proceeds of any policy of insurance, (ii) any condemnation Proceeds, (iii) Trustor's interest in any Leases or Property Income, or (iv) any other item included in the Mortgaged Property, shall not be construed to alter, impair or impugn any rights of Beneficiary as determined by this Deed of Trust or the priority of Beneficiary's lien upon and security interest in the Mortgaged Property. Any such mention shall be for the protection of Beneficiary in the event that notice of Beneficiary's priority of interest as to any portion of the Mortgaged Property is required to be filed in accordance with the Code to be effective against or take priority over the interest of any particular class of persons, including the federal government or any subdivision or instrumentality thereof.

          (b) Except for the security interest granted by this Deed of Trust, Trustor is, and as to portions of the Collateral to be acquired after the date hereof will be, the sole owner of the Collateral, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever except Permitted Encumbrances. Trustor shall notify Beneficiary of, and shall defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein.

          (c) Except as otherwise provided in this Deed of Trust, Trustor shall not lease, se11, convey or in any manner transfer the Collateral without the prior consent of Beneficiary.

          (d) The Collateral is not used or bought for personal, family or household purposes.

          (e) The Collateral shall be kept on or at the Premises, and Trustor shall not remove the Collateral from the Premises without the prior consent of Beneficiary, except such portions or items of the Collateral as are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Trustor with items of equal or greater value.

          (f) In the event of any change in name, identity or structure of Trustor, Trustor shall notify Beneficiary thereof and promptly after request shall execute, file and record such Code forces as are necessary to maintain the priority of Beneficiary's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Beneficiary shall require the filing or recording of additional Code forms or continuation statements, Trustor shall, promptly after request, execute, file and record such Code forms or continuation statements as Beneficiary shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof.

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

          (g) Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact, coupled with an interest to file with the appropriate public office on its behalf any financing or other statements signed only by Beneficiary, as secured party, in connection with the Collateral covered by this Deed of Trust.

     Section 3.02. Financing Statements. A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS DEED OF TRUST OR ANY FINANCING STATEMENT RELATING TO THIS DEED OF TRUST SHALL BE SUFFICIENT AS A FINANCING STATEMENT.

     Section 3.03. Addresses. The mailing address of Trustor and the address of Beneficiary from which information concerning the security interest granted hereby may be obtained are set forth on the Cover Sheet of this Deed of Trust. Trustor maintains its sole place of business or its chief executive office at the address shown on said Cover Sheet, and Trustor shall immediately notify Beneficiary in writing of any change in said place of business or chief executive office.

                              (See attached Rider)

                                   ARTICLE IV
                              Default and Remedies

     Section 4.01. Events of Default. Each of the following shall constitute an Event of Default under this Deed of Trust, the Note and the other Loan
Documents:

          (a) failure in the payment of any installment of interest or principal as and when due under the Note;

          (b) failure in the payment of any other amount or Advance due Trustee or Beneficiary as and when due under this Deed of Trust, the Note or any other Loan Document;

          (c) default in the due observance or performance of any term, covenant or condition contained in this Deed of Trust, the Note or any other Loan Document;

          (d) if any representation made herein or in any other Loan Document shall prove to be untrue in any material respect;

          (e) violation of any of the covenants set forth in Section 2.17 with respect to conveyances, sales, encumbrances or other prohibited dispositions of the Mortgaged Property or Trustor or any portion thereof or any interest therein;

          (f) violation of any of the covenants set forth in Section 2.19(a) with respect to the further assignment, transfer or encumbrance by Trustor of the Leases or the Property Income or any portion thereof;

          (g) violation of any of the covenants set forth as items (i) through
(vi) of Section 2.19(b) with respect to certain actions concerning Leases which shall not be taken by Trustor without the prior consent of Beneficiary;

          (h) if Trustor, any general partner of Trustor or any guarantor of the Note files or consents to the filing of, or commences of consents to the commencement of, any Bankruptcy Proceeding with respect to Trustor or such guarantor;

          (i) if any Bankruptcy Proceeding shall have been filed against Trustor, any general partner of Trustor or any guarantor of the Note and the same is not withdrawn, dismissed, cancelled or terminated within 90 days of such filing;

          (j) if Trustor, any general partner of Trustor or any guarantor of the Note is adjudicated bankrupt or insolvent or a petition for reorganization of Trustor or any such general partner or guarantor is granted;

          (k) if a receiver, liquidator or trustee of Trustor, any general partner of Trustor or any guarantor of the Note or of any of the properties of Trustor or any such general partner or guarantor shall be appointed;

          (1) if Trustor, any general partner of Trustor or any guarantor of the Note shall make an assignment for the benefit of its creditors or shall admit in writing the inability to pay its debts generally as they become due;

          (m) except as otherwise permitted herein, if Trustor, any general partner of Trustor or any guarantor of the Note shall die or shall institute or cause to be instituted any proceeding for the termination or dissolution of Trustor or any such general partner or guarantor.

                              (See attached Rider)

          (n) if a default or event of default shall occur under any deed of trust or security agreement encumbering all or any portion of the Mortgaged Property which is subordinate or superior to the lien of this Deed of Trust or if the trustee, beneficiary or secured party under any such subordinate or superior deed of trust or security agreement sha1l commence a foreclosure or other collection or enforcement action in connection therewith, provided that this provision shall not be deemed to be a waiver of the provisions of Section
2.17 prohibiting further encumbrances or of any other provision of this Deed of Trust;

          (o) except is permitted in this Deed of Trust, the actual or threatened alteration, demolition or removal of any of the Improvements without the prior consent of Beneficiary;

          (p) damage to any of the Mortgaged Property in any manner which is not covered by insurance as a result of Trustor's failure to maintain insurance required in accordance with this Deed of Trust; or

                              (See attached Rider)

     Section 4.02. Remedies. Upon the occurrence of any Event of Default, Beneficiary may take such actions against Trustor and/or the Mortgaged Property or any portion thereof as it deems advisable to protect and enforce its rights against Trustor and in and to the Mortgaged Property, without notice or demand except as set forth below. Any such actions taken by Beneficiary shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Beneficiary may determine in its sole discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Beneficiary permitted by law, equity or contract or as set forth herein or in the other Loan Documents. Such actions may include the following:

          (a) Subject to any applicable provisions of the Note, Beneficiary may declare the entire principal balance under the Note then unpaid, together with all accrued and unpaid interest thereon, and all other unpaid Indebtedness, to be immediately due and payable.

          (b) Beneficiary may enter into or upon the Mortgaged Property, personally or by its agents, nominees or attorneys, and may dispossess Trustor and its agents and servants therefrom, and thereupon Beneficiary at its sole discretion may: (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every portion of the Mortgaged Property and conduct business thereon, in any case either in the name of Beneficiary or in such other name as Beneficiary shall deem best; (ii) complete any construction on the Mortgaged Property in such manner and form as Beneficiary deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (iv) exercise all rights and powers of Trustor with respect to the Mortgaged Property, whether in the name of Trustor or otherwise, including the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive a11 Property Income; and (v) apply the receipts of Property Income to the payment of the Indebtedness (including any prepayment fee payable under the Note) in such order as Beneficiary shall determine in its sole discretion, after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the impositions, insurance and other charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Beneficiary, its agents, nominees and attorneys.

          (c) Subject to any applicable provisions of the Note, with or without entry, personally or by its agents, nominees or attorneys, Beneficiary may require Trustee to sell all or any portion of the Mortgaged Property and all or any portion of Trustor's estate, right, title, interest, claim and demand therein and right of redemption thereof at one or more private or public sales in the manner and to the extent permitted by law, as an entirety or in parcels or portions, and Trustee shall have the statutory power of sale as may be provided by law in the State.

          (d) Subject to any applicable provisions of the Note, Beneficiary may institute proceedings for the complete foreclosure of this Deed of Trust, in which case the Mortgaged Property may be sold for cash or upon credit, as an entirety or in parcels or portions.

          (e) Subject to any applicable provisions of the Note, Beneficiary may institute, or require Trustees to institute, proceedings for the partial foreclosure of this Deed of Trust for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Deed of Trust for the balance of Indebtedness not then due

          (f) Beneficiary may institute, or require Trustee to institute, an action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note or any other Loan Document, or in aid of the execution of any power granted hereunder or for the enforcement of any other appropriate legal or equitable remedy.

          (g) Beneficiary and Trustee shall have the rights and may take such actions as are set forth described or referred to in any rider entitled "Rider -- Applicable State Law Provisions" attached hereto and made a part hereof, or as are permitted by the Laws of the State.

          (h) Subject to any applicable provisions of the Note, Beneficiary may recover judgment on the Note, either before, during or after any proceedings for the foreclosure or enforcement of this Deed of Trust.

          (i) Beneficiary may secure the appointment of a receiver, trustee, liquidator or similar official of the Mortgaged Property or any portion thereof, and Trustor hereby consents and agrees to such appointment, without notice to Trustor and without regard to the adequacy of the security for the Indebtedness and without regard to the solvency of Trustor or any other person, firm or entity liable for the payment of the Indebtedness, and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Beneficiary to receive the Property Income pursuant to this Deed of Trust or the Assignment.

          (j) Beneficiary may exercise any or all of the remedies available to a secured party under the Code, but any sale of the Equipment shall be subject to any applicable provisions of the Note.

          (k) Beneficiary may pursue or require Trustee to pursue, any other rights and remedies of Beneficiary or Trustee permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

     Section 4.03. General Provisions Regarding Remedies.

          (a) Effect of Judgment. No recovery of any judgment by Beneficiary or Trustee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Trustor shall affect in any manner or to any extent the lien of this Deed of Trust upon the Mortgaged Property or any portion thereof, or any rights, powers or remedies of Beneficiary or Trustee hereunder. Such lien, rights, powers and remedies of Beneficiary and Trustee shall continue unimpaired as before.

          (b) Continuing Power of Sale. The power of sale conferred upon Trustee in this Deed of Trust shall not be exhausted by any one or more sales as to any portion of the Mortgaged Property remaining unsold, but shall continue unimpaired until all of the Mortgaged Property is sold or all of the Indebtedness is paid.

          (c) Right to Purchase. At any sale of the Mortgaged Property or any portion thereof pursuant to the provisions of this Deed of Trust, Beneficiary or Trustee shall have the right to purchase the Mortgaged Property being sold, and in such case shall have the right to credit against the amount of the bid made therefor (to the extent necessary) all or any portion of the Indebtedness than due.

          (d) Right to Terminate Proceedings. Beneficiary or Trustee may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in Section 4.02 at any time before the conclusion thereof, as determined in Beneficiary's sole discretion and without prejudice to Beneficiary.

          (e) No Waiver or Release. Beneficiary may resort, or require Trustee to resort, to any remedies and the security given by the Loan Documents, in whole or in part and is such portions and in such order as determined in Beneficiary's sole discretion. No such action shall in any way be considered a wavier of any rights, benefits or remedies evidenced or provided by the Loan Documents. The failure of Beneficiary or Trustee to exercise any right, remedy or option provided in the Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Loan Documents. No acceptance by Beneficiary or Trustee of any payment after the occurrence of an Event of Default and no payment by Beneficiary or Trustee of any Advance or obligation for which Trustor is liable hereunder shall be deemed to waive or cure such Event of Default or Trustor's liability to pay such obligation. No sale of all or any portion of the Mortgaged Property, no forbearance on the part of Beneficiary or Trustee, and no extension of time for the payment of the whole or any portion of the Indebtedness or any other indulgence given by Beneficiary or Trustee to Trustor or any other person or entity, shall operate to release or in any manner effect the interest of Beneficiary in the Mortgage Property party or the liability of Trustor to pay the Indebtedness, except to the extent that such liability shall be reduced by Proceeds of the sale of all or any portion of the Mortgaged Property received by Beneficiary or Trustee. No waiver by Beneficiary or Trustee shall be effective unless it is in writing and then only to the extent specifically stated.

          (f) No Impairment; No Release. The interests and rights of Beneficiary or Trustee under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal extension or modification which Beneficiary may grant with respect to any of the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Trustee or Beneficiary may grant with respect to the Mortgaged Property of any portion thereof or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Indebtedness. If the Mortgaged Property is sold and Beneficiary enters into any agreement with the then owner of the Mortgaged Property extending the time of payment of the Indebtedness, or otherwise modifying the terms hereof or of any other Loan Document, Trustor shall continue to be liable to pay the Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by Beneficiary.

          (g) Waivers and Agreements Regarding Remedies. To the full extant Trustor may legally do so, Trustor.

          (i) agrees that Trustor will not at any time insist upon, plead, claim or take the benefit or advantage of any Laws now or hereafter in force providing for any appraisal or appraisement, valuation, stay, extension or redemption, and waives and releases all rights of redemption, valuation, appraisal or appraisement, stay of execution, extension and notice of election to accelerate or declare due the whole of the Indebtedness:

          (ii) waives all rights to a marshalling of the assets of Trustor, Trustor's partners, if any, and others with interests in Trustor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any Laws pertaining to the marshalling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Beneficiary under the Loan Documents to a sale of the Mortgaged Property for the collection of the Indebtedness without any prior or different resort for collection, or the right of Beneficiary or Trustee to the payment of the Indebtedness out of the Proceeds of sale of the Mortgaged Property in preference to every other claimant whatsoever;

          (iii) waives any right to bring or utilize any defense, counterclaim or setoff, other than one in good faith, which denies the existence or sufficiency of the facts upon which the foreclosure action is grounded or which is based on the wrongful actions of Beneficiary or Trustee. If any defense, counterclaim or setoff (other than one permitted by the preceding sentence) is raised by Trustor in such foreclosure action, such defense, counterclaim or setoff shall be dismissed. If such defense, counterclaim or setoff is based on a claim which could be tried in an action for money damages, the, foregoing waiver shall not bar a separate action for such damage (unless such claim is required by Law or applicable rules of procedures to be pleaded in or consolidated with the action initiated by Beneficiary or Trustor), but such separate action shall not thereafter be consolidated with any foreclosure action of Beneficiary or Trustee. The bringing of such separate action for money damages shall not be deemed to afford any grounds for staying any such foreclosure action;

          (iv) waives and relinquishes any and all rights and remedies which Trustor may have or be able to assert by reason of the provisions of any laws pertaining to the rights and remedies of sureties;

          (v) waives the defense of laches and any applicable statute of limitation; and

          (vi) waives any right to have any trial, action or proceeding tried by a jury.

          (h) Beneficiary's Discretion. Beneficiary may exercise its rights, options and remedies and may make all decisions, judgments and determinations under this Deed of Trust and the other Loan Documents in its sole and unfettered discretion.

          (i) Recitals of Facts. In the event of a sale or other disposition of the Mortgaged Property pursuant to Section 4.02 and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts (such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition) shall be conclusive proof of the truth of such facts. Any such deed or conveyance shall be conclusive against all persons as to such facts recited therein.

          (j) Beneficiary's Right to waive, Consent or Release. Beneficiary may, at any time, (i) waive compliance by Trustor with any covenant herein made by Trustor to the extent and in the manner specified in such writing. (ii) consent to Trustor's doing any act which Trustor is prohibited hereunder from doing, or consent to Trustor's failing to do any act which Trustor is required hereunder to do, to the extent and in the manner specified in such writing; or
(iii) release, or require Trustee to release, any portion of Mortgaged Property, or any interest therein, from this Deed of Trust and the lien of other Loan Documents. No such act shall in any way impair the rights of Beneficiary or Trustee hereunder except to the extent specified by Beneficiary in such writing.

          (k) Possession of the Mortgaged Property. Upon the occurrence of any Event of Default hereunder and demand by Beneficiary at its option. Trustor shall immediately surrender or cause the surrender of possession of the Premises to Beneficiary. If Trustor or any other occupant is permitted to remain in possession, such possession shall be as tenant of Beneficiary and such occupant
(i) shall on demand pay to Beneficiary monthly, in advance, reasonable use and occupancy charges for the space to occupied, and (ii) in default thereof, may be dispossessed by the usual summary proceedings. Upon demand Trustor shall assemble the Collateral and make it available at any place Beneficiary may designate to allow Beneficiary or, at Beneficiary's direction, Trustee to take possession and/or dispose of the Collateral. The covenants herein contained may be enforced by a receiver of the Mortgaged Property or any portion thereof. Nothing in this Section 4.03(k) shall be deemed a waiver of the provisions of this Deed of Trust prohibiting the sale or other disposition of the Mortgaged Property without Beneficiary's consent.

          (l) Limitations on Liability. In any action or proceedings brought on this Deed of Trust, the Note or on any of the Loan Documents in which a money judgment is sought, Beneficiary and Trustee will look solely to the Mortgaged Property and other property described in the Loan Documents (including the Property Income and any other rents and profits from such property) for payment of the Indebtedness and, specifically and without limitation, Beneficiary and Trustee agree to waive any right to seek or obtain a deficiency judgment against Trustor. Notwithstanding any of the foregoing, nothing contained in this Section 4.03(l) shall be deemed to prejudice the rights of Beneficiary or Trustee: (i) to proceed against any party, including Trustor, with respect to the enforcement of any indemnity (including the environmental indemnity set forth in Section 2.20(f) of this Deed of Trust or any separate environmental indemnity agreement, however designated), remedies available under any Environmental Laws, or (ii) to proceed against any party, including Trustor, for fraud or material misrepresentation in connection with any Loan Document, affidavit, certification, warranty or representation given by Trustor or any officer or general partner of Trustor in connection with the making of the loan evidenced by the Note; or (iii) to recover any condemnation, insurance or other Proceeds or similar funds or payments attributable to the Mortgaged Property which under the terms of any of the Loan Documents should have been paid to Beneficiary; or
(iv) to recover any tenant security deposits, advance or prepaid rents or other similar sums paid to or held by Trustor or any other party in connection with the operation of the Premises; or (v) to recover, with the exception of the distributions described in the following sentence, any Property Income which has not been applied as follows: to pay any portion of the Indebtedness, to pay any operating and maintenance expenses of the Mortgaged Property, including Impositions and insurance premiums for the Mortgaged Property, or to pay deposits into a reserve for Impositions, ground rent, insurance, replacements or other sums required by the Loan Documents or approved by Beneficiary. Beneficiary shall not, however, have any right to recover any distribution made from the Property Income to Trustor or any person having a direct or indirect legal or beneficial ownership interest in Trustor as long as (A) the distribution was made more than 90 days prior to the giving of a notice of default by Beneficiary to Trustor in the manner provided in the Note; and (B) using generally accepted accounting principles consistently applied, the projected Property Income for the 12 month period from and after the distribution was sufficient in the good faith judgment of Trustor at the time of the making of the distribution, after taking into account the projected expenses and obligations described in item (v) of this Section 4.05 (l) of and pertaining to the Mortgaged Property for the 12 month period after such distribution, to pay all such expenses and obligations.

          (m) Subrogation. If all or any portion of the proceeds of the Note or any Advance shall be used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any portion thereof, then Beneficiary and Trustee shall be subrogated to, and shall have the benefit of the priority of such other lien or encumbrance and any additional security held by the holder thereof.

                                    ARTICLE V
                                     Trustee

     Section 5.01. Certain Actions of Trustee. Upon the written request of Beneficiary, Trustor may at any time (a) recovery all or any portion of the Mortgaged Property, (b) consent to the making of any map or plat thereof,

(c) join in granting any easement thereon or in creating any covenants or conditions restricting the use or occupancy thereof, or (d) join in any extension agreement or in any agreement subordinating the lien or charge hereof. Any such action may be taken by Trustee without notice, and shall not affect the personal liability of any person for the payment of the Indebtedness or the lien of this Deed of Trust upon the Mortgaged Property for the full amount of the Indebtedness.

     Section 5.02. Reconveyance. Upon the written request of Beneficiary stating that all sums secured hereby have been paid, and upon payment of its fees, Trustee shall reconvey without warranty the Mortgaged Property then held by Trustee hereunder.

     Section 5.03. Trustee's Covenants and Compensation. Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trust herein created, being liable, however, only for negligence or willful misconduct. Trustee hereby waives any statutory fee and shall be entitled to, and hereby agree to accept, reasonable compensation in lieu thereof for all services rendered or expenses incurred in the administration or execution of the trust hereby created. Trustor hereby agrees to pay such compensation subject to any applicable legal limitations.

     Section 5.04. Substitution of Trustee. Beneficiary may at any time in its sole discretion select and appoint a successor or substitute. Trustee hereunder by instrument in writing in any manner now or hereafter provided by law. Such writing, upon recordation in the county where the Land is located, shall be conclusive proof of proper substitution of such successor or substitute Trustee which shall thereupon and without conveyance from the predecessor Trustee succeed to all its title, estate, rights, powers and duties.

     Section 5.05. Resignation of Trustee. Trustee may resign at any time upon giving 30 days' notice to Trustor and to Beneficiary.

     Section 5.06. Ratification of Acts of Trustee. Trustor hereby ratifies and confirms any and all acts which Trustee named herein or its successors or assigns in this trust shall do lawfully by virus hereof.

                                   ARTICLE VI
                                  Miscellaneous

     Section 6.01. Notices. (a) All notices, consents, approvals and requests required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(i) certified or registered United States mail, postage prepaid, or (ii) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, addressed in either case to any party hereto at its address as stated on the Cover Sheet of this Deed of Trust, or at such other address and person as shall be designated from time to time by Beneficiary or Trustor, as the case may be, in a written notice to the other party in the manner provided for in this Section 6.01. A notice shall be deemed to have been given in the case of hand delivery, at the time of delivery, in the case of registered or certified mail, three Business Days after deposit in the United States mail; or in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day. A party receiving a notice which does not comply with the technical requirements for notice under this Section 6.01 may elect to waive any deficiencies and treat the notice as having been properly given.

          (b) Trustor shall notify Beneficiary promptly of the occurrence of any of the following: (i) receipt of notice from any governmental authority relating to the Mortgaged Property; (iii) receipt of any notice from the holder of any other lien or security interest in the Mortgaged Property; or (iv) commencement of any judicial or administrative proceedings by, against or otherwise affecting Trustor or any guarantor, the Mortgaged Property, or any entity controlling, controlled by or under common control with Trustor or any guarantor, or any other action by any creditor thereof as a result of any default under the terms of any loan.

     Section 6.02. Binding Obligations; Joint and Several. The Provisions and covenants of this Deed of Trust shall run with the land, shall be binding upon Trustor, its successors and assigns, and shall inure to the benefit of Beneficiary, its successors and assigns, and of Trustee, as trustee for the benefit of Beneficiary, and its successors in the trust created hereby and their respective, assigns. If there is more than one Trustor, all their obligations and undertakings hereunder are and shall be joint and several.

     Section 6.03. Captions. The captions of the sections and subsections of this Deed of Trust are for convenience only and are not intended to be a part of this Deed of Trust and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     Section 6.04. Further Assurances. Trustor shall do, execute, acknowledge and deliver, at its sale cost and expense, such further acts, instruments or documentation, as Trustee or Beneficiary may reasonably require from time to time to better assure, transfer and confirm unto Trustee and/or Beneficiary the rights now or hereafter intended to be granted to Trustee and/or Beneficiary under this Deed of Trust or any other Loan Document.

     Section 6.05. Severability. If any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     Section 6.06. Trustor's Obligations Absolute. All sums payable by Trustor hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of; (a) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any portion thereof; (b) any restriction or prevention of or interference with any of the use of the Mortgaged Property or any portion thereof; (c) any title defect or encumbrance or any eviction from the Premises or any portion thereof by title paramount or otherwise; (d) any Bankruptcy Proceeding relating to Trustor, any general partner or Trustor, or any guarantor of indemnitor, or any action taken with respect to this Deed of Trust or any other Loan Document by any trustee or receiver of Trustor or any such general partner, guarantor or indemnitor, or by any court, in any such proceeding; (e) any claim which Trustor has or might have against Trustee or Beneficiary; (f) any default or failure on the part of Trustee or Beneficiary to perform or comply with any of the terms hereof or any other agreement with Trustor; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor.

     Section 6.07. Amendments. This Deed of Trust cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless in writing and signed by the party against which enforcement is sought.

     Section 6.08. Other Loan Documents and Schedules. All of the agreements, conditions, covenants, provisions and stipulations contained in the Note and the other Loan Documents, and each of them, which are to be kept and performed by Trustor are hereby made a part of this Deed of Trust to the same extent and with the same force and effect as if they were fully set forth in this Deed of Trust, and Trustor shall keep and perform the same, or cause them to be kept and performed, strictly in accordance with their respective terms. The Cover Sheet and each schedule and rider attached to this Deed of Trust are integral parts of this Deed of Trust and are incorporated herein by this reference. In the event of any conflict between the provisions of any such schedule or rider and the remainder of this Deed of Trust, the provisions of such schedule or rider shall prevail.

     Section 6.09. Legal Construction. (a) The enforcement of this Deed of Trust shall be governed by, and construed and interpreted in accordance with, the laws of the State.

          (b) All terms contained herein shall be construed, whenever the context of this Deed of Trust so requires, so that the singular number shall include the plural, and the plural the singular, and the use of any gender shall include all genders.

          (c) The terms "include" and "including" as used in this Deed of Trust shall be construed as if followed by the phrase "without limitation".

          (d) Any provision of this Deed of Trust permitting the recovery of attorneys' fees and costs shall be deemed to include such fees and costs incurred in all appellets proceedings.

     Section 6.10. Merger. So long as any Indebtedness shall remain unpaid, fee title to and any other estate in the Mortgaged Property shall not merge, but shall be kept separate and distinct, notwithstanding the union of such estates in any person or entity.

     Section 6.11. Time of the Essence. Time shall be of the essence in the performance of any obligation of Trustor under this Deed of Trust.

     Section 6.12. Defeasance. If all of the Indebtedness is paid in full in accordance with the Note and the other Loan Documents and all of the covenance, warranties, conditions, undertakings and agreements made in this Deed of Trust and the other Loan Documents are fully kept and performed, then in that event only all rights of Trustee and Beneficiary under this Deed of Trust and the other Loan Documents shall terminate and the Mortgaged Property shall become wholly clear of the Liens, grants, security interests, conveyances and assignments evidenced hereby and thereby, and Beneficiary shall release or cause to be released such Liens, grants, assignments, conveyances and security interests in due form at Trustor's cost (to the extent permitted by the law of the State), and this Deed of Trust shall be void; provided, however, that no provision of this Deed of Trust or any other Loan Document which, by its own terms, is intended to survive such payment, performance, and release (___ the rights of Beneficiary or Trustee under any such provision) shall be affected in any manner thereby and such provision shall, in fact, survive. Recitals of any matters or facts in any release instrument executed by Beneficiary of Trustee under this Section 6.12 shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, such an instrument may describe the grantee or release as "the person or persons legally entitled thereto" and Beneficiary and Trustee shall not have any duty to determine the rights of persons claiming to be rightful grantee or releases of any of the Mortgaged Property. When this Deed of Trust has been fully released or discharged by Trustee and/or Beneficiary, the release or discharge hereof shall operate as a release and discharge of the Assignment and as a reassignment of all future Leases and Property Income with respect to the Mortgaged Property to the person or persons legally entitled thereto, unless such release expressly provides to the contrary.

     IN WITNESS WHEREOF, this Deed of Trust has been duly executed and delivered as of the day and year first above written.

                                           TRUSTOR


                                           SUNNYVALE RESIDENCE ASSOCIATES, L.P.,
                                           a Kansas limited partnership


                                           By /s/ Jack P. DeBoer
                                              ----------------------------------
                                                  Jack P. DeBoer,
                                                  General Partner

                                      RIDER
                                       TO
                      DEED OF TRUST AND SECURITY AGREEMENT
                               AND FIXTURE FILING

                                  (CALIFORNIA)

          Pursuant to the provisions of Section 6.08 of this Deed of Trust, this Rider and the following terms and provisions are hereby attached to, incorporated into and made a part of this Deed of Trust.

          1. Trustor requests that a copy of any notice of default and of any notice of sale hereunder shall be mailed to Trustor at its address set forth above.

          2. (a) If the maturity of the Note is accelerated by Beneficiary because of the occurrence of an Event of Default, as provided herein, such default and the resulting acceleration shall be deemed to be an election on the part of Trustor to prepay the Note secured hereby. Accordingly, there shall be added to the amount due after default and acceleration the Prepayment Fee (as defined in the Note), calculated as set forth in the Note and using as the prepayment date the date on which any tender of payment is made, and Trustor agrees to pay the same. Any tender of payment thereafter made by or on behalf of Trustor (including, without limitation, payment by any guarantor or purchaser at a foreclosure sale) shall include the Prepayment Fee computed as provided in the Note. In the event such default, acceleration and tender occur prior to the time Trustor may prepay the Note, there shall nevertheless be due and added the Prepayment Fee calculated in the manner set forth in the Note as though such prepayment privilege were in effect.

               (b) The Prepayment Fee shall be paid without prejudice to the right of Beneficiary to collect any other amounts provided to be paid under the Note or the Loan Documents.

               (c) TRUSTOR HEREBY EXPRESSLY (A) WAIVES ANY RIGHTS TRUSTOR MAY HAVE UNDER CALIFORNIA CIVIL CODE SECTION 2954.10 TO PREPAY THE NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE, AND (B) EXCEPT AS OTHERWISE PROVIDED IN THIS DEED OF TRUST OR THE OTHER LOAN DOCUMENTS, AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THE NOTE IS MADE, WHETHER VOLUNTARILY OR UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF THE NOTE BY BENEFICIARY ON ACCOUNT OF ANY DEFAULT BY TRUSTOR, INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION, OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THIS DEED OF TRUST, THEN TRUSTOR SHALL BE OBLIGATED TO PAY CONCURRENTLY WITH SUCH PREPAYMENT THE PREPAYMENT FEE SPECIFIED IN THE NOTE. BY INITIALLING THIS PROVISION IN THE SPACE PROVIDED BELOW, TRUSTOR HEREBY DECLARES THAT BENEFICIARY'S AGREEMENT TO MAKE THE LOAN SECURED BY THIS DEED OF TRUST AT THE INTEREST RATE AND FOR THE TERM SET FORTH IN THE NOTE CONSTITUTES ADEQUATE CONSIDERATION, GIVEN INDIVIDUAL WEIGHT BY TRUSTOR, FOR THIS WAIVER AND AGREEMENT.

Trustor's Initials: JPD
                    ---

               (d) The Note further provides that, upon default in the payment of any installment of principal and interest as and when due thereunder, or upon default in the performance of or compliance with any of the other covenants or conditions of any of the Loan Documents, both continuing beyond any time provided in the Note for the curing of such defaults, then, or at any time thereafter, Beneficiary may, at its option and without notice, declare the entire debt then remaining unpaid (including accrued interest and Late Charges thereunder and any advances made by Beneficiary under any Loan Documents) to be immediately due and payable, plus the amount of the Prepayment Fee described in the Note, and Beneficiary may include the amount of such Prepayment Fee in any Beneficiary's statement, in any demand for (or answer to any request for the amount of) full payment and in any bid at a judicial foreclosure or trustee's sale under this Deed of Trust. Additionally, upon the occurrence of any default(s), continuing beyond any time provided in the Note for the curing of such default(s), Beneficiary shall have and may exercise immediately and without notice any and all rights and remedies available at law or in equity and also all rights and remedies provided for in any of the Loan Documents.

          3. To the extent permitted by law, during any sale conducted by Trustee pursuant to the power of sale contained in the Deed of Trust, Beneficiary may, at Beneficiary's option, direct the Trustee to sell the Mortgaged Property either as a whole or in separate parcels and in such order as Beneficiary may determine.

          4. The following is inserted into the first line of a carryover paragraph of the Granting Clauses on page 2 following the word "interest": ", including, without limitation, all inventories of items provided to or for the use of, or held by Trustor for sale to, hotel guests, facilities users, restaurant patrons or members of the public, including, without limitation, linens, tableware, glassware, utensils, toiletries, food items, beverages, and gift, sundry and/or newspaper shop items and inventories; but expressly excluding the equipment and other items of personal property set forth on Schedule C attached hereto, all of which are leased by Trustor from third parties for use in the operation of the Mortgaged Property, provided that Trustor's right, title and interest under any such leases shall constitute Intangibles (as hereinafter defined)"

          5. The following is inserted into the fifth line of the first full paragraph of the Granting Clauses on page 2 following the word "thereon": ", including, without limitation, all right, title and interest of Trustor in and under the escrow account established under the FF&E Agreement, and in and under the RIBM Management Agreement and the RIBM Franchise Agreement (each as hereinafter defined)"

          6. The following is inserted into the third line of the third full paragraph of the Granting Clauses on page 2 following the word "Leases": ", including, without limitation, room rents and charges, reservation charges, forfeited room reservation deposits, food and beverage revenues, parking revenues, revenues from telephone, copying, telecopying or television usage, and all other fees, charges, accounts and other payments for the use or occupancy of rooms and other public facilities or areas in the Premises"

          7. The following is inserted as the definition of "Fiscal Year" in
Article I: "The 52 or 53 week fiscal year ending on the Friday nearest to December 31 as reflected in the financial statements of Trustor or, for the period of such current fiscal year prior to May 10, 1995, Sunnyvale Residence Associates, a Kansas general partnership."

          8. The following is added in the tenth line of Section 2.03: "(other than, remodeling and refurbishment contemplated by Trustor's Annual Budget approved by Beneficiary and RIBM (as hereinafter defined) pursuant to the FF&E Agreement); "

          9. The following is added to the end of Section 2.04(a):
"Notwithstanding anything to the contrary contained herein, Trustor shall be obligated to carry earthquake insurance with respect to the Premises in such amount and in form and substance approved by Beneficiary in its sole discretion. Beneficiary shall be named as a named insured and loss payee on such earthquake insurance."

          10. The following subparagraphs are added at the end of Section
2.04(e):

               (viii) Residence Inn By Marriott, Inc. ("RIBM") shall not have terminated the RIBM Franchise Agreement or the RIBM Management Agreement by reason of such damage, destruction, repair or restoration, and, if Beneficiary shall require, the RIBM Franchise Agreement and/or the RIBM Management Agreement shall remain in full force and effect following the completion of such repair and restoration; and

               (ix) Trustor shall have satisfied such other conditions to Trustor's use of the Proceeds for the Work as Beneficiary shall reasonably establish,"

          11. The following is added at the end of Section 2.07:
"Notwithstanding anything to the contrary contained in this section 2.07, provided that no Event of Default shall have occurred and be continuing, Beneficiary shall cause the funds deposited by Trustor with Beneficiary pursuant hereto to be held in a money market account that invests in U.S. government securities, and shall cause such funds not to be commingled with the funds of any other party. Accrued interest on such funds shall be for the account of Trustor, but shall be retained in such money market account and shall be subject to the provisions of this Section 2.07.

          12. The following is added to the end of Section 2.16: "In addition, Trustor shall deliver to Beneficiary, within thirty (30) days after the close of each of RIBM's 4-week fiscal accounting periods (as adopted by Trustor), the operating statements for the Mortgaged Property prepared by RIBM. In addition, as provided in the FF&E Agreement, on or prior to December 15 of each year throughout the term of the loan evidenced by the Note, Trustor shall prepare and deliver, or shall cause RIBM to prepare and deliver, to Beneficiary for review and approval a proposed Annual Budget (as defined in the FF&E Agreement). Beneficiary shall not unreasonably withhold its approval of each proposed Annual Budget. Trustor shall also timely obtain the approval of RIBM to each Annual Budget in accordance with the RIBM Management Agreement,"

          13. Notwithstanding any provisions of Section 2.17 to the contrary, the transfer, conveyance or assignment of any general partnership interest in Trustor, or any general or limited partnership interest or any stock ownership interest in any general partner in Trustor, which takes effect upon the death of any individual shall not be prohibited by the foregoing provisions of Section 2.17, provided, however, that (1) an Event of Default shall not have occurred under this Deed of Trust or the other Loan Documents, (ii) following such transfer, conveyance or assignment, Jack P. DeBoer and/or Rolf E. Ruhfus shall hold, individually or together, not less than a twenty percent (20%) general and/or limited partnership interest in Trustor, and (iii) following such transfer, conveyance or assignment, Jack P. DeBoer and/or Rolf E. Ruhfus shall be a general partner or partners of Trustor.

          14. The following is added at the being of section 2.20 (a) and (c):
"Except as may otherwise be shown in the Phase I environmental assessment prepared by Roy Weston, Inc., a copy of which has been delivered by Trustor to Beneficiary prior to the date of this Deed of Trust,"

          15. The following are hereby added as a new subparagraphs (g), (h) and
(i) to Section 2.20:

               "(g) Trustor acknowledges and agrees that each representation, warranty, certification, covenant, agreement or indemnity made by Trustor in this Deed of Trust, the other Loan Documents or otherwise in connection with the loan evidenced by the Note and relating to the environmental condition of the

Premises, including, without limitation, Section 2.20(f) above, is intended by Beneficiary to be an "environmental provision" for the purposes of Section 736 of the California Code of Civil Procedure."

               (h) Jack P. DeBoer, being a general partner of Trustor ("General Partner"), acknowledges and agrees that, as a general partner of Trustor, the General Partner is jointly and severally liable with Trustor for Trustor's covenants, agreements and obligations under this Deed of Trust, including, without limitation, the environmental indemnification provisions of Section 2.20(f) above, and the General Partner, by his execution in the space provided below, hereby authorizes Beneficiary, without giving notice to the General Partner or obtaining the General Partner's consent and without affecting such liability of the General Partner, from time to time to: (i) renew or extend all or any portion of Trustor's obligations under the Note or any of the other Loan Documents; (ii) declare all sums owing to Beneficiary under the Note or the other Loan Documents due and payable upon the occurrence of an Event of Default under the Loan Documents; (iii) make nonmaterial changes in the dates specified for payment of any amounts payable in periodic installments under the Note or any of the other Loan Documents; (iv) otherwise modify the terms of any of the Loan Documents; (v) take and hold security for the performance of Trustor's obligations under the Note or the other Loan Documents and exchange, enforce, waive and release any such security; (vi) apply such security and direct the order or manner of sale thereof as Beneficiary in its discretion may determine;
(vii) release, substitute or add any one or more indorsers of the Note or guarantors of Trustor's obligations under the Note or the other Loan Documents;
(viii) apply payments received by Beneficiary from Trustor to any obligations of Trustor to Beneficiary in such order as Beneficiary shall determine in its sole discretion, whether or not any such obligations are covered by the provisions of
Section 2.20(f) above; and (ix) assign Trustor's obligations under such Section 2.20(f) in whole or in part.

               (i) The General Partner, by his execution in the space provided below, hereby waives: (i) any defense based upon any legal disability of Trustor to enter into the Loan Documents or any other defense of Trustor; (ii) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Trustor or any principal of Trustor or any defect in the formation of Trustor or any principal of Trustor;
(iii) any defense based upon the application of the proceeds of the loan evidenced by the Note by Trustor for purposes other than the purposes represented by Trustor to Beneficiary or intended or understood by Beneficiary or such parties; (iv) any and all rights and defenses arising out of an election of remedies by Beneficiary, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, may have destroyed the General Partner's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California code of Civil Procedure or otherwise; (v) any defense based upon Beneficiary's failure to disclose to such party any information concerning Trustor's financial condition or other circumstances bearing on Trustor's ability to perform its obligations under the Note or any of the other Loan Documents; (vi) any defense based upon, any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal; (vii) any defense based upon Beneficiary's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy code or any successor statute; (viii) any defense based upon any borrowing or any grant of a security interest under section 364 of the Federal Bankruptcy Code; (ix) any right of subrogation, any right to enforce any remedy which Beneficiary may have against Trustor and any right to participate in, or benefit from, any security for the Note or the other Loan

Documents now or hereafter held by Beneficiary; (x) presentment, demand, protest and notice of any kind; and (xi) the benefit of any statute of limitations affecting the liability of Trustor hereunder or the enforcement hereof. The General Partner agrees that payment or performance of any act which tolls any statute of limitations applicable to the Loan Documents shall similarly operate to toll the statute of limitations applicable to the General Partner's liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, the General Partner expressly waives to the extent permitted by law any and all rights and defenses which might otherwise be available to such party under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433 and under California code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections, as amended or recodified, from time to time. In addition, the General Partner understands that the General Partner's duties, obligations and liabilities under section 2.20(f) above are not limited in any way by any information (whether obtained from Trustor, from such parties or from Beneficiary's own investigations) which Beneficiary may have concerning the Mortgaged Property or the presence of any Hazardous Substance on the Mortgaged Property.

               By signing in the location provided below, the General Partner hereby acknowledges his acceptance of and agreement with the foregoing provisions of Sections 2.20(h) and (i).


                                                           /s/ JACK.P.DEBOER
                                                           ---------------------
                                                           JACK P. DEBOER

          16. The following provision is hereby substituted for Section 2.23 of the Deed of Trust:

               "Section 2.23. Management; Franchise.

               (a) At all times prior to the payment in full of the Indebtedness, the Mortgaged Property shall be managed by a management company satisfactory to Beneficiary, providing for a management fee satisfactory to Beneficiary, and pursuant to a management agreement in form and substance satisfactory to Beneficiary. Unless otherwise provided herein, such management agreement, and any management fee payable under such management agreement, shall be subordinate to this Deed of Trust. Subject to the provisions of this Section 2.23(a), Beneficiary hereby approves (i) RIBM as management company for the Mortgaged Property, and (ii) the management agreement pursuant to which Trustor has engaged RIBM as manager for the Mortgaged Property in the form delivered by Trustor to Beneficiary prior to the date of this Deed of Trust ("RIBM Management Agreement"). Trustor shall timely perform all obligations of Trustor under the RIBM Management Agreement, and shall not take any action or omit to take any action which would impair Trustor's rights thereunder or to cause the RIBM Management Agreement to be terminated prior to the date of expiration of its term. Trustor shall give Beneficiary prompt written notice of any default under the RIBM Management Agreement, whether by Trustor or RIBM. Except with the prior written consent of Beneficiary, Trustor shall not modify or amend the RIBM Management Agreement, terminate or surrender the RIBM management Agreement or release or discharge RIBM from any of its obligations thereunder.

               (b) At all times prior to the payment in full of the Indebtedness, Trustor shall operate the Mortgaged Property as an extended-stay suites hotel pursuant to a franchise granted to Trustor by a franchisor satisfactory to Beneficiary and pursuant to a franchise agreement in form and substance satisfactory to Beneficiary. Unless otherwise provided herein, such franchise agreement, and any franchise fee payable under such franchise agreement, shall be subordinate to this Deed of Trust. Subject to the provisions of this Section 2.23(b), Beneficiary hereby approves (i) Trustor's operation of the Mortgaged Property under a franchise granted by Marriott International, Inc., and (ii) the franchise agreement pursuant to which Trustor shall operate the Mortgaged Property under a franchise granted by Marriott International, Inc. in the form delivered by Trustor to Beneficiary prior to the date of this Deed of Trust ("RIBM Franchise Agreement"). Trustor shall timely perform all obligations of Trustor under the RIBM Franchise Agreement, and shall not take any action or omit to take any action which would impair Trustor's rights thereunder or to cause the RIBM Franchise Agreement to be terminated prior to the date of expiration of its term. Trustor shall give Beneficiary prompt written notice of any default under the RIBM Franchise Agreement, whether by Trustor or Marriott International, Inc. Except with the prior written consent of Beneficiary, Trustor shall not modify or amend the RIBM Franchise Agreement, terminate or surrender the RIBM Franchise Agreement or release or discharge Marriott International, Inc. from any of its obligations thereunder.

               2.24 ERISA. As of the date hereof and throughout the term of this Deed of Trust (i) Trustor is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA; (ii) the assets of Trustor do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; (iii) Trustor is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA; (iv) transactions by or with Trustor are not and will not be subject to state statutes applicable to Trustor regulating investments of and fiduciary obligations with respect to governmental plans; and (v) Trustor shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Beneficiary of any of its rights under this Deed of Trust, the Note, or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under ERISA. Trustor further agrees to deliver to Beneficiary such certifications or other evidence of compliance with the provisions of this Section 2.24."

          17. A new Section 3.04 is added to the Deed of Trust as follows:

          "Section 3.04 Fixture Filing. As provided above, this Deed of Trust shall constitute a fixture filing under Sections 9313 and 9402 of the Code as to any goods and other personal property included in the Mortgaged Property in which Trustor has granted to Trustee and Beneficiary a security interest as provided in this Article III which are or may become fixtures under applicable law. This fixture filing is to be recorded in the Santa Clara County, California Recorder's Office."

          18. Notwithstanding anything to the contrary contained in Section 4.01(m), the death of a general partner of Trustor shall not constitute an Event of Default, provided that, following such death (i) (A) Jack P. DeBoer and/or Rolf E. Ruhfus shall hold, individually or together, not less than a twenty percent (20%) general and/or limited partnership interest in Trustor, and (B) Jack P. DeBoer and/or Rolf E. Ruhfus shall remain a general partner or partners of Trustor, or (ii) in the case of the death of the survivor of Jack P. DeBoer and Rolf E. Ruhfus, within thirty (30) days following such death, Trustor shall have appointed a replacement general partner for such deceased general partner, and Beneficiary, in its sole discretion, shall have approved such replacement general partner.

          19. A new subparagraph (q) is added to Section 4.01 of the Deed of Trust as follows:

               "(q) the occurrence of a default, event of default or breach by Trustor or RIBM under the RIBM Management Agreement or the RIBM Franchise Agreement."

                                   SCHEDULE A

                           LEGAL DESCRIPTION OF LAND

          Situated in the City of Sunnyvale, County of Santa Clara and State of California and more particularly described as follows:

          All of Parcel 1, as shown upon that certain Map entitled, "Parcel Map and being a portion of the Rancho Pastoria de las Borregas", which Map was filed for record in the office of the Recorder of the County of Santa Clara, State of California, on September 17, 1984 in Book 534 of Maps, at Pages 7 and 8.

                                   SCHEDULE B

                             PERMITTED ENCUMBRANCES

1. General and special real property taxes and assessments for the 1995-1996 fiscal tax year, a lien not yet due or payable.

2. No access over the Easterly line of Said Land as shown upon that certain Record of Survey Map filed for record on March 28, 1962 in Book 144 of Maps, at Page 49.

3. The fact that the ownership of said land does not include any right of ingress or egress to or from the highway contiguous thereto, said right having been relinquished by deed

     From:                 James S. Crane
     To:                   County of Santa Clara, California
     Recorded:             March 21, 1963 in Book 5950 at
                           Page 744 of Official Records

     Said matter affects: Portion of Said Land along Lawrence Expressway

4. A matter affecting the portion of said land for the purposes stated herein, and incidental purposes, shown or dedicated by the map Recorded in Book 534 of Maps, at Pages 7 and 8:

     For:                  Public Utility Easement
     Affects:              The Westerly 10 feet of Said Land

5. An easement affecting the portion of said land and for the purposes stated herein, and incidental purposes,

     In Favor Of:          Pacific Gas and Electric Company, a
                           California Corporation
     For:                  To construct, install, inspect,
                           maintain, replace, remove and use
                           facilities
     Recorded:             March 18, 1985 in Book J295 at
                           Page 1215 Official Records
     Affects:              As Follows:

     Strip 1 A strip of land of the uniform width of 10 feet extending from the westerly boundary line of the county road known as Lawrence Expressway Westerly and Northerly to the Northerly boundary line of said lands and lying 5 feet on each side of the line which begins at a point in said Westerly boundary line of Lawrence Expressway and runs thence

     1. South 89 DEG. 56' West 280.2 feet to a point herein for convenience called Point "A"; thence
     2. South 89 DEG. 01' West 185.5 feet; thence
     3. North 2 DEG. 38' East 153.6 feet to a point herein for convenience called Point "B"; thence
     4. North 1 DEG. 09' West 330.3 feet more or less, to a point in the Northerly boundary line of said lands; said point of beginning bears North 0 DEG. 05' West 66.0 feet distant from the found 3/4 inch iron pipe accepted as marking the point of intersection of the Westerly boundary line of said Lawrence Expressway with the Southerly boundary line of said lands.

     Strip 2 A strip of land of the uniform width of 10 feet extending Northerly from the Northerly boundary line of the strip of land hereinbefore described and designated Strip 1 and lying 5 feet on each side of the line which begins at said Point "A" and runs thence North 0 DEG. 53' West 28.5 feet to a point within said lands.

     Strip 3 A strip of land of the uniform width of 10 feet extending Easterly from the Easterly boundary line of said Strip 1 and lying 5 feet on each side of the line which begins at said Point "B" and runs thence North
     89 DEG. 55' East 31.4 feet to a point within said lands.

     Strip 4 A strip of land of the uniform width of 7 feet lying contiguous to and Southerly of the Northerly boundary line of said lands and extending from the Easterly boundary line of said Strip 1 Easterly 282.6 feet.

     Strip 5 A strip of land of the uniform width of 10 feet extending Southerly from the Southerly boundary line of the strip of land hereinbefore described and designated Strip 4 and lying 5 feet on each side of the line which begins at a point in the Northerly boundary line of said lands and runs thence South 1 DEG. 10' East 20.0 feet to a point within said lands; said point of beginning bears North 88 DEG. 50 1/2' East 241.5 feet distant from the point of intersection of the Northerly boundary line of said lands with the Easterly boundary line of the city street known as Stewart Drive.

     Strip 6 A strip of land of the uniform width of 10 feet lying contiguous to and Westerly of the Westerly boundary line of said Lawrence Expressway and extending from the Southerly boundary line of said lands Northerly approximately 61 feet to the Southerly boundary line of said Strip 1.

                                   SCHEDULE C

                    EXCLUDED EQUIPMENT AND PERSONAL PROPERTY

All equipment and personal property related to the following leases:

       Lessor                    Description
---------------------   -----------------------------

World Cinema            Cable TV Service
Associates              Radios
Pitney Bowes            Postage Meter Equipment
Xerox                   Copier
Tri Con Capital         Telephones
Bell Atlantic Tri Con   Telephones
IBM                     Front Desk Computer Equipment
Dealers Leasing         Chevy Van
MITEL                   Telephone Software